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                                                                    EXHIBIT 10.1


June 5, 2003



Kmart Corporation
3100 West Big Beaver Road
Troy, Michigan



Re: Credit Agreement dated as of May 6, 2003 among Kmart Corporation, as Borrower, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time and General Electric Capital Corporation, as administrative Agent for the Lenders (the "Credit Agreement")

Ladies and Gentlemen:

         Reference is hereby made to the Credit Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

         Pursuant to Section 5.15 of the Credit Agreement, Borrower is required to deliver a Control Agreement duly executed by Borrower, Bank of America, N.A. and Administrative Agent within fifteen (15) days of the Closing Date, which deadline was extended to thirty (30) days after the Closing Date. Borrower has requested, and Administrative Agent and the Co-Syndication Agents hereby agree, that such deadline is hereby extended to June 20, 2003.

         This letter agreement shall constitute an amendment and waiver of
Section 5.15 of the Credit Agreement but not an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent of the Administrative Agent, the Co-Syndication Agents or the Lenders except as expressly stated herein.

         This letter agreement shall constitute a Loan Document. This letter agreement may be executed in any number of separate counterparts (including by facsimile), each of which shall collectively and separately constitute one agreement.

Sincerely,

GENERAL ELECTRIC CAPITAL
CORPORATION,
as Administrative Agent

By:      /s/ Lynn Gosselin
         -----------------
Name:    Lynn Gosselin
Title:   Duly Authorized Signatory


FLEET RETAIL FINANCE INC., as
Co-Syndication Agent

By:      /s/ James R. Dore
         -----------------
Name:    James R. Dore
Title:   Managing Director


BANK OF AMERICA, N.A., as
Co-Syndication Agent

By:      /s/ Richard Levenson
         --------------------
Name:    Richard Levenson
Title:   Senior Vice-President



ACKNOWLEDGED AND AGREED
This 9th day of May, 2003:

KMART CORPORATION

By:      /s/ James Gooch
         ---------------
Name:    James Gooch
Title:   Treasurer